SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2004

CHEROKEE INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6835 Valjean Avenue

Van Nuys, California 91406

(Address of Principal Executive Offices, including Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.	3

Item 8.01 – Other Events.	3

Section 9 – Financial Statements and Exhibits.	3

Item 9.01 – Financial Statements and Exhibits.	3

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Section 8 – Other Events.

ITEM 8.01. Other Events.

On September 21, 2004 Cherokee Inc. issued a press release announcing that Mervyn’s Corporation has extended their agreement for Cherokee’s Sideout brand through January 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on September 21, 2004 Cherokee learned that negotiations were completed and that a licensing contract was signed between Latina and a large domestic retailer. Pursuant to Cherokee’s consulting agreement with Latina, Cherokee will earn a fee based upon a percentage of the royalty revenues received by Latina from this contract.

Section 9 – Financial Statements and Exhibits.

ITEM 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 21, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

Date: September 24, 2004	By:	/s/ Russell J. Riopelle
	Name:	Russell J. Riopelle
	Title:	Chief Financial Officer

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